UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): April 5, 2020

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

CVR Energy, Inc. (the “Company”) deeply regrets to disclose that Bob G. Alexander, a member of the Company’s Board of Directors (the “Board”), passed away on April 5, 2020. Mr. Alexander joined the Company’s Board in May 2012. Mr. Alexander, an independent director, served as a member of the Board’s Audit Committee and Environmental, Health and Safety (“EHS”) Committee at the time of his passing.

Following Mr. Alexander’s death, the Company’s Board has been reduced to seven members, two of whom are independent directors. The Audit Committee has been reduced to two members, both of whom are independent directors. As a result, the Company is no longer compliant with Section 303A.07(a) of the New York Stock Exchange (“NYSE”) Listed Company Manual (the “Listed Company Manual”), which requires that the audit committee of an NYSE-listed company consist of at least three members, each of whom is an independent director.

The Company notified the NYSE of Mr. Alexander’s passing and the resulting non-compliance with the Listed Company Manual on April 7, 2020. The Company plans to immediately undertake a search for a new independent director and expects to announce a replacement as soon as reasonably practicable. Upon appointing a new member of the Audit Committee that meets the independence requirements of Section 10A-3 of, and Rule 10A-3 under, the Securities Exchange Act of 1934, as amended, and Section 303A.02 of the Listed Company Manual, the Company will regain compliance with the applicable NYSE listing standard.

Item 8.01. Other Events.

On April 7, 2020, the Company disclosed that Bob G. Alexander, a member of the Company’s Board and the Board’s Audit Committee and EHS Committee, passed away on April 5, 2020. The Company is grateful for Mr. Alexander’s service and dedication to the Company. The Company’s management and Board extends its sincerest condolences to Mr. Alexander’s family.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

The following exhibit is being “furnished” as part of this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2020

CVR Energy, Inc.

By:	/s/ Tracy D. Jackson
Tracy D. Jackson
Executive Vice President and Chief Financial Officer

Entity Central Index Key	0001376139
Amendment Flag	false